UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2013
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 7, 2013, Diamond Resorts International, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2013. Also on August 7, 2013, the Company held a conference call to review its financial results for the quarter ended June 30, 2013. A copy of the press release is attached as Exhibit 99.1 to this report and a transcript of the conference call is attached as Exhibit 99.2 to this report, and each of the press release and the transcript of the conference call is incorporated herein by reference. The transcript included as Exhibit 99.2 to this report includes bracketed language to correct certain information inadvertently provided on the conference call.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including exhibits hereto, contains forward-looking statements, including statements regarding the current expectations of the Company about its prospects and opportunities. The Company has tried to identify these forward looking statements by using words such as “expect,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “could,” “forecast,” “believe,” “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company's actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation, adverse trends or disruptions in economic conditions generally or in the vacation ownership, vacation rental and travel industries; adverse changes to, or interruptions in, relationships with the Company's affiliates and other third parties, including termination of the Company's hospitality management contracts; the Company's ability to maintain an optimal inventory of vacation ownership interests (VOIs) for sale; the Company's ability to sell, securitize or borrow against its consumer loans; decreased demand from prospective purchasers of VOIs; adverse events or trends in vacation destinations and regions where the resorts in our network are located; changes in the Company's senior management; the Company's ability to comply with regulations applicable to the vacation ownership industry; the effects of the Company's indebtedness and its compliance with the terms thereof; the Company's ability to successfully implement its growth strategy; the success of the Company's acquisitions and other strategic transactions; and the Company's ability to compete effectively.
For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's other filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.
Non-GAAP Financial Measure and Reconciliation
Both of the press release attached as Exhibit 99.1 and the transcript of the conference call attached as Exhibit 99.2 present for the applicable periods the Company's Adjusted EBITDA, which is a financial measure that has not been calculated, and is not presented, in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). See "Capital Resources and Liquidity" and "Presentation of Certain Financial Metrics" in the press release attached as Exhibit 99.1 for a reconciliation of this non-U.S. GAAP financial measure to the most directly comparable U.S. GAAP financial measure and a discussion of the Company's reasons for presenting this non-U.S. GAAP financial measure.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Diamond Resorts International, Inc. on August 7, 2013 (furnished herewith).
99.2	Transcript of Diamond Resorts International, Inc. Conference Call held on August 7, 2013 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
August 13, 2013	By: /s/ David F. Palmer Name: David F. Palmer Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Diamond Resorts International, Inc. on August 7, 2013 (furnished herewith).
99.2	Transcript of Diamond Resorts International, Inc. Conference Call held on August 7, 2013 (furnished herewith).